UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2005

Laclede Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	1-1822	43-0368139
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

720 Olive Street, St. Louis, Missouri		63101
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	314-342-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2005, Laclede Gas Company, a Missouri corporation ("Laclede"), entered into an Amendment to Loan Agreement with several banks parties thereto, including U.S. Bank National Association as administrative agent ("Amendment"). This Amendment amends Laclede’s Amended and Restated Loan Agreement dated as of September 10, 2004 ("Loan Agreement"). The Amendment, among other items, increases the amount available under the Loan Agreement. As amended, the Loan Agreement provides for credit commitments of up to $350 million, with the credit commitment at December 23, 2005 being in the amount of $320 million. The Amendment also extends the term of the Loan Agreement to December 31, 2010 with the provision that, under certain circumstances, Laclede may request up to three one-year extensions of the term. The definitions of Applicable Commitment Fee Rate, Applicable LIBOR Margin, Applicable Prime Margin, and Applicable Rating Level were also modified in the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1.

Laclede and its affiliates have or may have had customary banking relationships with the banks parties to the Loan Agreement based on the provision of a variety of financial services, including pension fund, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference. As Laclede expects to use the Loan Agreement as amended by the Amendment to support its issuance of commercial paper, no direct financial obligations of Laclede have arisen under the amended Loan Agreement as of the date hereof.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Amendment to Loan Agreement dated December 23, 2005 by and among Laclede Gas Company, the Banks from time to time party thereto, including U.S. Bank National Association, as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laclede Gas Company

December 23, 2005	By:	Douglas H. Yaeger

Name: Douglas H. Yaeger
Title: Chairman of the Board, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Loan Agreement dated December 23, 2005 by and among Laclede Gas Company, the Banks from time to time party thereto, including U.S. Bank National Association, as Administrative Agent.